Share of profit/loss from investments accounted for using the equity method	12 Months Ended
Dec. 31, 2017
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Share of profit/loss from investments accounted for using the equity method

D.31. Share of profit/loss from investments accounted for using the equity method

With effect from the beginning of April 2014, this line item includes Sanofi’s share of the profits and losses of Regeneron, which represented a net profit of €101 million in 2017 (compared with a net profit of €126 million in 2016 and a net loss of €54 million in 2015). That amount includes the impact of amortization charged on the fair value remeasurement of Sanofi’s share of the acquired intangible assets and inventories of Regeneron.

This line item also includes the share of co-promotion profits attributable to Sanofi for territories covered by entities majority owned by BMS (see Note C.2.). The impact of the BMS alliance in 2017 was €20 million, before deducting the tax effect of €7 million (compared with €25 million in 2016 with a tax effect of €9 million, and €57 million in 2015 with a tax effect of €21 million).

The Sanofi Pasteur MSD joint venture ceased to be accounted for by the equity method on March 8, 2016, the date on which it was announced that the joint venture was to be dissolved (see Notes B.1. and D.2.3.).

Finally, this line item also includes the share of profits or losses from other investments accounted for by the equity method, the amount of which was immaterial in 2017, 2016 and 2015.